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                                                                    Exhibit 10.3


                                             AMENDMENT NO. 1 AND WAIVER dated as
                                    of July 16, 2001 (this "Amendment and
                                    Waiver"), to the STOCKHOLDERS' AGREEMENT dated as of May 31, 2000, (the "Original Agreement"), among PLIANT CORPORATION f/k/a Huntsman Packaging Corporation, a Utah corporation (the "Company"), and certain of the stockholders of the Company signatory thereto.

      By executing and delivering this Amendment and Waiver, the undersigned signatories hereto hereby agree as set forth below. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Original Agreement.

SECTION 1.  AMENDMENTS.

      Section 3.1(d) of the Original Agreement is hereby amended and restated in its entirety as set forth below.

            "(d) Notwithstanding anything to the contrary contained herein, the Company may, in order to expedite the issuance of the Offered Securities hereunder, issue all or a portion of the Offered Securities to one or more Stockholders (the "Initial Subscribing Stockholders"), without complying with the provisions of this Section 3.1, provided that either (i) the Initial Subscribing Stockholders agree to offer to sell to the other Stockholders who are accredited investors (as such term is defined in Rule 501 under the Securities Act) (such Stockholders hereinafter referred to as the "Other Accredited Stockholders") their respective Percentage Ownerships of such Offered Securities on the same terms and conditions as issued to the Initial Subscribing Stockholders and in a manner which provides the Other Accredited Stockholders with rights substantially similar to the rights outlined in Sections 3.1(b) and 3.1(c) or (ii) the Company shall offer to sell an additional amount of Offered Securities to the Other Accredited Stockholders only in an amount and manner which provides the Other Accredited Stockholders with rights substantially similar to the rights outlined in Sections 3.1(b) and 3.1(c). The Initial Subscribing Stockholders or the Company, as applicable, shall offer to sell such Offered Securities to the Other Accredited Stockholders within sixty (60) days after the closing of the purchase of the Offered Securities by the Initial Subscribing Stockholders."

SECTION 2.  WAIVER.

      Compliance by the Company with the provisions of Section 3.1 of the Original Agreement is hereby waived to the extent necessary to permit the Company to issue equity Securities, in accordance with the terms of the Securities Purchase Agreement dated as the date hereof among the Company and the Purchasers signatory thereto (the "Securities Purchase
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Agreement") and the other Documents (as defined in the Securities Purchase
Agreement), to each of the Purchasers.

SECTION 3.  NO OTHER AMENDMENTS OR WAIVERS.

      Except as modified by this Amendment and Waiver, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment and Waiver is not a consent to any waiver or modification of any other terms or conditions of the Original Agreement or any of the instruments or documents referred to in the Original Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Original Agreement or any of the instruments or documents referred to therein.

SECTION 4.  EFFECTIVENESS.

      This Amendment and Waiver shall be effective upon the execution hereof by the requisite Persons party to the Original Agreement in accordance with Section
7.1 of the Original Agreement.

SECTION 5.  COUNTERPARTS.

      This Amendment and Waiver may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by the Company, the Requisite Trust Holders, the Requisite Investor Holders and the Requisite Warrantholders, it being understood that all of the foregoing need not sign the same counterpart. Any counterpart or other signature to this Amendment and Waiver that is delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery by such party of this Amendment and Waiver.

SECTION 6.  GOVERNING LAW.

      This Amendment and Waiver shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                                     *******


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      IN WITNESS WHEREOF, the parties have duly executed this Amendment No.1 and
Waiver to the Stockholders' Agreement as of the date first above written.

                                       PLIANT CORPORATION
                                       f/k/a Huntsman Packaging Corporation


                                       By: /s/ Richard P. Durham
                                          -----------------------------------
                                          Name: Richard P. Durham
                                          Title: Chief Executive Officer


                                       SOUTHWEST INDUSTRIAL FILMS, LLC

                                       By: J.P. Morgan Partners (BHCA), L.P.
                                           its Member

                                       By: JPMP Master Fund Manager, L.P.,
                                           its General Partner

                                       By: JPMP Capital Corp.,
                                           its General Partner


                                       By: /s/ John M.B. O'Connor
                                          -----------------------------------
                                          Name: John M.B. O'Connor
                                          Title: Executive Partner


                                       FIRST UNION CAPITAL PARTNERS, LLC


                                       By: /s/ Robert G. Calton, Jr.
                                          -----------------------------------
                                          Name: Robert G. Calton, Jr.
                                          Title: Partner


                                       NEW YORK LIFE CAPITAL PARTNERS, L.P.

                                       By: NYLCAP Manager LLC,
                                           its Investment Manager


                                       By: /s/ Steven Benevento
                                          -----------------------------------
                                          Name: Steven Benevento
                                          Title: Vice President
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                                       THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                       COMPANY


                                       By: /s/ David A. Barras
                                          -----------------------------------
                                          Name: David A. Barras
                                          Title: Its Authorized Representative


                                       THE CHRISTENA KAREN H. DURHAM TRUST


                                       By: /s/ Eve S. Mills
                                          -----------------------------------
                                          Name: Eve S. Mills
                                          Title: Vice President


                                       OTHER STOCKHOLDERS:

                                       /s/ Richard P. Durham
                                       ___________________________________
                                       Name: Richard P. Durham


                                       ___________________________________
                                       Name:


                                       ___________________________________
                                       Name:


                                       ___________________________________
                                       Name:


                                       ___________________________________
                                       Name:


                                       ___________________________________
                                       Name: